Exhibit 10.18

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Manufacturing Services Agreement

Between

Patheon UK Limited

And

Zogenix Inc.

1st November, 2008

Table of Contents

ARTICLE 1		- 2 -
INTERPRETATION		- 2 -
1.1	Definitions.	- 2 -
1.2	Currency.	- 6 -
1.3	Sections and Headings.	- 7 -
1.4	Singular Terms.	- 7 -
1.5	Schedules.	- 7 -
ARTICLE 2		- 8 -
PATHEON’S OBLIGATIONS		- 8 -
2.1	Manufacturing and Support Services.	- 8 -
2.2	Standard of Performance.	- 11 -
ARTICLE 3		- 12 -
ZOGENIX’S OBLIGATIONS		- 12 -
3.1	Payment.	- 12 -
3.2	Materials.	- 12 -
3.3	Exclusivity.	- 12 -
3.4	Import and Export Matters.	- 13 -
3.5	Specifications.	- 13 -
ARTICLE 4		- 14 -
SERVICE AND SUPPORT FEES, TIERED PRICING		- 14 -
4.1	Fees for Manufacturing and Support Services.	- 14 -
4.2	Adjustments to Year’s Pricing.	- 14 -
4.3	Adjustments Due to Technical Changes.	- 15 -
4.4	Multiple Packaging Formats.	- 15 -
4.5	Pricing Assumptions.	- 15 -
4.6	Taxes.	- 15 -
4.7	Tiered Pricing.	- 15 -
ARTICLE 5		- 16 -
ORDERS, DELIVERY, INVOICING, PAYMENT, MINIMUM VOLUMES, PRODUCT DEFICIENCIES		- 16 -
5.1	Market Outlook.	- 16 -
5.2	Orders and Forecasts.	- 16 -
5.3	Reliance by Patheon.	- 17 -
5.4	Order Size.	- 18 -
5.5	Rental of Manufacturing Space.	- 18 -
5.6	Delivery.	- 19 -
5.7	Invoices and Payment for Service Fees.	- 19 -
5.8	Invoices and Payment for Support Fees.	- 20 -

- i -

5.9	Invoices and Payment for Rental of Manufacturing Space.	- 20 -
5.10	Product Deficiencies.	- 20 -
ARTICLE 6		- 22 -
CO-OPERATION		- 22 -
6.1	Joint Steering Committee.	- 22 -
6.2	Product Recalls.	- 23 -
6.3	Governmental Agencies.	- 23 -
6.4	Records and Accounting by Patheon.	- 23 -
6.5	Access, Person in Plant.	- 24 -
6.6	Subordination and Waiver Agreement.	- 24 -
6.7	Relationship Manager.	- 24 -
ARTICLE 7		- 25 -
TERM AND TERMINATION		- 25 -
7.1	Term.	- 25 -
7.2	Termination for Cause.	- 25 -
7.3	Obligations on Termination.	- 26 -
ARTICLE 8		- 28 -
REPRESENTATIONS, WARRANTIES AND COVENANTS		- 28 -
8.1	Authority.	- 28 -
8.2	Covenants, Representations and Warranties.	- 28 -
8.3	Permits.	- 29 -
8.4	Compliance with Laws.	- 29 -
8.5	Patheon Representations, Covenants and Limited Warranty.	- 29 -
ARTICLE 9		- 31 -
REMEDIES AND INDEMNITIES		- 31 -
9.1	Consequential Damages.	- 31 -
9.2	Limitation of Liability.	- 31 -
9.3	Patheon.	- 32 -
9.4	Zogenix.	- 32 -
ARTICLE 10		- 34 -
CONFIDENTIALITY		- 34 -
10.1	Confidentiality.	- 34 -
10.2	Confidential Information.	- 34 -
ARTICLE 11		- 35 -
DISPUTE RESOLUTION		- 35 -
11.1	Commercial Disputes.	- 35 -
11.2	Technical Dispute Resolution.	- 35 -
ARTICLE 12		- 36 -
MISCELLANEOUS		- 36 -
12.1	Intellectual Property.	- 36 -
12.2	Insurance.	- 36 -
12.3	Independent Contractors.	- 36 -

- ii -

12.4	No Waiver.	- 36 -
12.5	Assignment.	- 37 -
12.6	Force Majeure.	- 37 -
12.7	Additional Product.	- 37 -
12.8	Notices.	- 38 -
12.9	Severability.	- 38 -
12.10	Entire Agreement.	- 38 -
12.11	No Third Party Benefit or Right.	- 39 -
12.12	Execution.	- 39 -
12.13	Governing Law.	- 39 -
12.14	Resolution.	- 39 -
SCHEDULE A		- 41 -
PRODUCTS, SERVICE FEES, PRICING ASSUMPTIONS, RENTAL FEES		- 41 -
SCHEDULE B		- 47 -
SUPPORT FEES		- 47 -
SCHEDULE C		- 51 -
MATERIALS		- 51 -
SCHEDULE D		- 52 -
EQUIPMENT		- 52 -
SCHEDULE E		- 57 -
FORECAST MODEL		- 57 -
SCHEDULE F		- 64 -
SUPPLY CHAIN TELECONFERENCES AND INVENTORY REPORT		- 64 -

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MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement”) made as of this 1st day of November, 2008

BETWEEN:-

PATHEON UK LIMITED, a company with a registered office at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, incorporated under the laws of England, (hereinafter referred to as “Patheon” ),

And

ZOGENIX INC, a company with a registered office at 12671 High Bluff Drive, Suite 200, San Diego California, 92130, USA, incorporated under the laws of Delaware (hereinafter referred to as “Zogenix”).

Each of Patheon and Zogenix being hereinafter referred to as a “Party” if individually considered and as “Parties” if jointly considered.

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THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:-

ARTICLE 1

INTERPRETATION

1.1	Definitions.

The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:-

“Affiliate” means:

(a)	a business entity which owns, directly or indirectly, a controlling interest in a party to this Agreement, by stock ownership or otherwise; or

(b)	a business entity which is owned by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)	a business entity, the majority ownership of which is directly or indirectly common to the majority ownership of a party to this Agreement;

“Annual Stability Commitment” shall have the meaning ascribed in Quality Agreement;

“Batch” shall mean a uniquely identified or identifiable quantity of Products that have been produced by one (1) process or series of processes to the extent that such quantity could insofar be expected to be homogeneous. The meaning is as set forth in 21 C.F.R. §820;

“Binding Letter Agreement” means the agreement relating to the employment of project staff between Patheon and Zogenix dated 7th November 2006;

“Breach Notice” shall have the meaning ascribed in Section 7.2(a);

“Break Fee” shall have the meaning ascribed in Section 7.3(d);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in the United Kingdom and in the United States of America;

“cGMP” means current Good Manufacturing Practice published by the European Commission in the “Guide to good manufacturing practice for medicinal products” (“The rules governing medicinal products for human use”, IV Volume), as specified by the competent Regulatory Authorities, and 21 C.F.R. § 211, and FDA guidance pertaining thereto;

- - 2 - -

“Capacity” shall mean the quantity of Product Patheon is able to produce from the Facility during a defined period of time based on the assumptions set out in Schedule A, which may be amended in writing from time to time as agreed between the parties;

“Claim(s)” shall have the meaning ascribed in Section 9.3;

“Confidentiality Agreement” means the Mutual Non Disclosure agreement relating to the non-disclosure of confidential information between Patheon and Zogenix dated 18th September 2006;

“Conversion Fee” shall have the meaning ascribed in Schedule A attached hereto as amended between the Parties from time to time.

“Deed” shall mean the Deed of Subordination and Waiver under which Zogenix has securitised its assets with the General Electric Capital Corporation dated as of March 5, 2007 and updated on December 27, 2007 (“the Deed”) and the Parties to this Agreement agree that all matters in relation to Equipment covered by the Deed shall be subject to its terms and conditions.

“Deficiency Notice” shall have the meaning ascribed thereto in Section 5.9(a);

“Effective Date” means the 1st day of November 2008;

“Equipment” shall mean all the equipment listed in Schedule D attached hereto as well as any other manufacturing or inspection equipment owned by Zogenix (or provided by any third party for the benefit of Zogenix) that is used for the fulfilment of the Manufacturing Services hereunder;

“EXW” means “Ex works”, as that term is defined in INCOTERMS 2000;

“Facility” means the manufacturing facility of Patheon, at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, United Kingdom, and where manufacturing of the Products under this Agreement shall take place;

“FDA” means the United States Food and Drug Administration;

“FDC Act” shall mean the United States Food, Drug & Cosmetic Act, as amended from time to time, and the regulations promulgated pursuant thereto;

“Finished Pack” means a finished pack of Product, as further described in Schedule A;

“Firm Orders” has the meaning specified in Section 5.2(b);

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“GE” shall have the meaning ascribed thereto in Section 6.6;

“Improvements” shall mean all improving modifications or adaptations to any of the patents or know-how relating to the Product, whether patentable or not, which might reasonably be of commercial interest to either party in the design, manufacture, supply or use of the Product and which may be made, acquired by or disclosed to Patheon or Zogenix during the term of this Agreement;

“Initial Term” shall have the meaning ascribed thereto in Section 7.1;

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, trade secrets, inventions, copyrights, industrial designs, know-how;

“Inventory” means all inventories of Materials and work-in-process produced or held by Patheon in connection with the manufacture of the Products;

“Manufacturing and Support Services” means the manufacturing, quality control, quality assurance and stability testing, packaging and related services, as contemplated in this Agreement, either required to produce Products from the Materials or requested to be completed by Zogenix;

“MA” means Marketing Authorisation pursuant to Directive 65/65 EEC (as amended by following provisions including Directive 2001/83/EC) or any implementation of it or its equivalent under the laws of a relevant Member State, or the approved NDA or equivalent thereof;

“Make Good Costs” means the reasonable costs required to repair the Facility and return it into a useable area based on a “like for like” replacement of any damaged materials.

“Manufacturing Requirements” means Patheon’s responsibilities and obligations with respect to the provision of Manufacturing Services as set forth in Article 2;

“Materials” means the materials listed in Schedule C used in the manufacture of the Product;

“Minimum Campaign Size” shall have the meaning ascribed in Schedule A;

“MRP” shall mean Materials Requirements Planning;

“NDA” means New Drug Application under Section 505 of the Federal Food Drug and Cosmetic Act, by the FDA;

- - 4 - -

“Occupancy Agreement” shall mean the Occupancy Charge, Industrialisation and Project Agreement between Patheon and Zogenix dated 27th March 2007, the First Amending Agreement to the Occupancy Agreement dated 1st August 2007 and the Annex to the Occupancy Agreement dated 1st September 2007;

“Pricing Assumptions” shall have the meaning ascribed thereto in Schedule A;

“Product(s)” means the products listed on Schedule A hereto;

“Product Quality Review” shall have the meaning ascribed thereto in Section 2.1(f);

“Quality Agreement” means the agreement relating to pharmaceutical quality agreed between the parties with an effective date of 1st November 2008;

“Regulatory or Government Authority” shall mean, with respect to the United States, the U.S. Food and Drug Administration (“FDA”), or any equivalent foreign regulatory authority or applicable agency;

“Remediation Period” shall have the meaning ascribed in Section7.2(a);

“Service Fee” means the fees set out in Schedule A covering the cost of Materials purchased by Patheon and the conversion of Materials into Product;

“Shift Pattern A” shall have the meaning ascribed in table A-1 of Schedule A;

“Shift Pattern B” shall have the meaning ascribed in table A-1 of Schedule A;

“Shift Pattern C” shall have the meaning ascribed in table A-1 of Schedule A;

“Shift Pattern D” shall have the meaning ascribed in table A-1 of Schedule A;

“Specifications” means the file, for each Product, which is provided by Zogenix to Patheon and which contains documents relating to such Product, including, without limitation:

(a)	written specifications for Materials and Product;

(b)	manufacturing and packaging process specifications;

(c)	shipping and storage requirements;

- - 5 - -

(e)	all environmental, health and safety information relating to the Product including material safety data sheets. all as updated, amended and revised from time to time by Zogenix in accordance with the terms of the Agreement; and

(f)	any other technical information necessary to carry out the contracted operations correctly in accordance with the MA and any other legal requirements,

all as updated, amended and revised from time to time by Zogenix in accordance with the terms of this Agreement;

“Standard Batch Size” shall have the meaning ascribed in Schedule A;

“Steering Committee” shall be the joint committee of which the details concerning representation and functions are set out in Section 6.1;

“Support Fees” means the fees set out in Schedule B covering activities performed by Patheon to support the registration of the Product. The Support Fees are in addition to the Service Fee for the Product;

“Technical Dispute” has the meaning specified in Section 11.2;

“Territory” means in the geographic area of the United States of America and all its territories and possessions and the states of the European Union and any other geographic regions where Zogenix may elect to market the Product;

“Third Party Rights” means the Intellectual Property of any third party;

“Unit” shall have the meaning ascribed in Schedule A;

“Vendor Supply Agreement” means a commercial agreement between either Patheon or Zogenix with the vendor of a Material covering the supply of such Material;

“Year” means the twelve (12) month period commencing, in the case of the first Year of this Agreement, on the Effective Date, and thereafter commencing upon completion of the immediately preceding Year.

1.2	Currency.

Unless otherwise indicated, all monetary amounts are expressed in this Agreement in Pounds Sterling (“GBP”).

- - 6 - -

1.3	Sections and Headings.

The division of this Agreement into Articles, sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular part, Section, Schedule or the provision hereof.

1.4	Singular Terms.

Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.

1.5	Schedules.

The following Schedules are attached to, incorporated in and form part of this Agreement:

Schedule A	–	Products, Service Fees, Standard Batch Size, Minimum Campaign Quantity, Capacity
Schedule B	–	Support Fees
Schedule C	–	Materials and Services and Responsibility Matrix
Schedule D	–	Zogenix Equipment and Equipment Maintenance and Repair
Schedule E	–	Forecast Model
Schedule F	–	Supply Chain Teleconferences and Inventory Reports

- - 7 - -

ARTICLE 2

PATHEON’S OBLIGATIONS

2.1	Manufacturing and Support Services.

Patheon shall provide to Zogenix the Manufacturing and Support Services for the Territory for the fees specified in Schedules A and B in order to produce Products for Zogenix. In providing the Manufacturing and Support Services:

(a)	Conversion of Materials. Patheon shall convert Materials into Product in accordance with the Specifications, the cost of such activities being included in the Service Fee;

(b)	Quality Control and Quality Assurance. Patheon shall perform quality assurance and quality control testing for Materials and Products set out in the Quality Agreement and Specifications, the cost of such activities being included in the Service Fee;

(c)	Materials. Patheon shall be responsible for implementing Vendor Supply Agreements (from those suppliers from whom it its Patheon’s responsibility to procure Materials), ordering, receiving, making payment for and storing Materials as set in Schedule C;

(d)	Stability Testing. Patheon shall conduct stability testing on the Products in accordance with protocols provided by Zogenix. The cost of stability storage and testing for [***] (the “Annual Stability Commitment” for the Product) shall be included in the Service Fee. Any stability testing requested by Zogenix over and above the Annual Stability Commitment shall be invoiced to Zogenix by Patheon for the separate fees specified in Schedule B. In the event that any Batch of Products fails stability testing, Patheon and Zogenix shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which party shall bear the cost of such investigation, provided that Patheon shall not be liable for any such costs unless there has been a failure by it to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements. Patheon will provide any and all data and results relating to the stability testing annually as reasonably requested by Zogenix;

(e)	Support to Maintain Regulatory Filings. Patheon shall provide Zogenix with reasonable assistance and documentation necessary to keep the MA in effect and necessary to respond to inquiries and requests from the FDA and other relevant regulatory authorities. Zogenix shall reimburse Patheon for such support services as set out in Schedule B;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 8 - -

(f)	Product Quality Review. Patheon shall provide data to enable Zogenix to perform trending and critical analysis for the Product during each Year of the Agreement (a “Product Quality Review”). The data relating to the Product to be provided by Patheon will be sufficient to allow Zogenix to fulfil its annual reporting obligations to the FDA and will include but not be limited to:

(i)	Materials

(ii)	Critical in process control and finished product testing results

(iii)	Deviations and out of specifications

(iv)	Changes to Materials or the Product

(v)	Stability studies

(vi)	Complaints relating to the Product

(vii)	Corrective and preventive actions

(viii)	Qualification and validation of equipment and processes used in the manufacture of the Product

(ix)	Quality Agreement

hereinafter collectively the “PQR Data”.

The cost of providing the PQR Data shall be included in the Service Fee. In the event that Zogenix requests that Patheon provides data over and above the PQR Data or that Patheon perform trending and critical analysis on the PQR Data, then Zogenix shall reimburse Patheon for such services as set out in Schedule B;

(g)	Audit Support. Patheon shall provide, at no cost to Zogenix, support for [***] per annum by Zogenix of Patheon’s quality and compliance systems at the Facility in accordance with the provisions set out in the Quality Agreement. In the event that Zogenix requests that Patheon provide support for more than [***] per annum at the Facility and such additional audits are not required to address legitimate quality concerns and the Parties have not mutually agreed otherwise, Zogenix shall reimburse Patheon as set out in Schedule B. For the avoidance of doubt, audits by third parties of the Facility that are requested by Zogenix shall be considered a Zogenix audit for the purposes of this Section. For the further avoidance of doubt, inspections by Regulatory or Governmental Authorities or due diligence visits by prospective licensees of the Product shall not be considered a quality audit for the purposes of this Section;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 9 - -

(h)	Artwork Generation and Updates. Patheon shall coordinate the generation, approval and updates of artwork for printed packaging within Patheon’s internal systems. For the avoidance of doubt, the generation of original artwork is the responsibility of Zogenix, with Patheon responsible for manipulating this artwork so that it complies with its internal processing requirements. Zogenix shall reimburse Patheon for artwork generation and updates as set out in Schedule B;

(i)	Additional Sampling. Patheon shall take additional samples of Product or Materials upon request by Zogenix. For the avoidance of doubt, samples taken routinely for Materials release testing, in process control, finished Product testing, retention samples held by Patheon as necessary to fulfil regulatory requirements or stability testing shall not be considered additional samples. Zogenix shall reimburse Patheon for any additional sampling as set out in Schedule B;

(j)	Batch Record and Specification Update. Patheon shall generate and update Batch manufacturing records, Batch packaging records, Material testing specifications and Product testing specifications as reasonably required. If updates to existing Batch manufacturing records, Batch packaging records, Material testing specifications and Product testing specifications are initiated by Zogenix, then Zogenix shall reimburse Patheon as set out in Schedule B;

(k)	Additional Testing. Patheon shall perform additional testing on Materials or Product at the request of Zogenix. For the avoidance of doubt, any testing over and above the standard in process or release testing for Materials or Product set out in the Specifications shall be considered additional testing. Zogenix shall reimburse Patheon for such additional testing as set out in Schedule B.

(l)	Equipment Maintenance and Repair. Patheon shall be responsible for maintenance and repair of the Equipment in accordance with Schedule D attached hereto and for the costs set out therein.

(m)	Process Optimisation and Project Activities. Patheon shall, where possible, recommend and, at the request of Zogenix, perform process optimisation, efficiency and project activities relating to the Product. Zogenix shall reimburse Patheon for such optimisation and project activities as set out in Schedule B.

(n)	Additional Access. In addition to the access described in paragraph (g) above, Patheon shall allow reasonable access to third parties (by way of illustration and not limitation, insurance agents or agents of Zogenix’ financiers) to the Facility as reasonably requested by Zogenix. However, it is understood and agreed that any such third parties must adhere and conform to all and any Patheon health, safety or quality requirements whilst at the Facility. Patheon reserves the right to either refuse entry to or remove from the Facility any individual breaching such requirements.

- - 10 - -

2.2	Standard of Performance.

Patheon represents and undertakes to Zogenix that it shall perform the Services in accordance with the MA, cGMPs (where relevant), any other applicable legal requirements and in accordance with any instructions given by Zogenix, Regulatory or Governmental Authorities in connection with the Services. In addition, and without prejudice to anything else in this Agreement, Patheon represents and undertakes to Zogenix that it shall perform the Services in accordance with reasonable skill, care and judgment; hereinafter collectively the “Manufacturing Requirements”.

- - 11 - -

ARTICLE 3

ZOGENIX’S OBLIGATIONS

3.1	Payment.

Pursuant to the terms of this Agreement, Zogenix shall pay Patheon for the provision of the Manufacturing and Support Services according to the fees specified in Schedules A and B hereto.

3.2	Materials.

(a)	Zogenix shall be responsible for implementing Vendor Supply Agreements, ordering, receiving, making payment for and storing Materials as set in Schedule C. Furthermore, Zogenix shall be obliged to provide said Materials at the times and in the quantities required in order to allow Patheon to fulfil its obligations hereunder.

(b)	If Zogenix is unable to supply the Materials described in paragraph (a) and: (i) such inability to supply is not due to an event of force majeure as defined in Section 12.6; and (ii) as a result, Patheon is unable to supply Firm Orders, it will be considered that Zogenix has cancelled these Firm Orders and the relevant provisions of Section 5.2(b) shall apply. Furthermore, if such inability to supply the Materials continues for a period in excess of [***], then Patheon, at its sole discretion, may then apply the rental fee described in Section 5.5 until the time that Zogenix is able to resume supply of all such Materials and Patheon is able to fulfil Firm Orders.

3.3	Exclusivity.

Zogenix shall purchase [***] for all Products (including unidentified products yet to be developed that use the DosePro™ device and are commercialized by Zogenix) from Patheon (or its Affiliates). In the event Zogenix wishes to license out or otherwise divest its interest in all or part of the Product or license out the use of the DosePro™ device for use with another pharmaceutical product, the Parties hereby agree that, unless Patheon is unwilling or unable to do so, Zogenix shall recommend to such relevant third party the appointment of Patheon as the exclusive provider for any Manufacturing Services required. In the event Patheon is unable to supply sufficient Product to Zogenix due to Patheon’s inability to supply or lack of available Capacity, then Zogenix has the right to use other suppliers until such time as Patheon is capable of fulfilling Zogenix’ demands. In the event the required increase in Capacity needs additional capital investment, then the Parties shall discuss in good faith the allocation of costs and timelines associated therewith. In the absence of any good faith agreement, Zogenix shall be entitled to obtain the additional Product above the existing Capacity from a third party without any obligation to Patheon. In addition, Patheon agrees not to enter into any other agreements with any third parties in relation to the manufacture of any other needle free devices for the injection of liquids without the prior consent of Zogenix, such consent not to be unreasonably withheld.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4	Import and Export Matters.

Zogenix shall, at its own expense, prepare, obtain and maintain all necessary import and export documentations and permits relating to the Product.

3.5	Specifications.

Zogenix is the design authority and will set all Specifications. Patheon is responsible for reviewing and providing input to the Specifications. Specifications will be mutually agreed and included in the Quality Agreement. Any changes to agreed Specifications must be made under the change control systems of both companies. For the avoidance of doubt, Zogenix has the ultimate responsibility and liability for the compliance and applicability of all Specifications.

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ARTICLE 4

SERVICE AND SUPPORT FEES, TIERED PRICING

4.1	Fees for Manufacturing and Support Services.

The Support Fees listed in Schedule B are intended by the Parties to be fixed for the Term of this Agreement, subject to the amendments provided for in this Article 4. The Service Fees listed in Schedule A are based on certain assumptions which require further information prior to being verified by the Parties. The Parties intend to fix the Service Fee for the Term of this Agreement once sufficient information is available to mutually agree in good faith appropriate levels of tiered pricing. The Parties further agree that, by no later than the end of the first Year of this Agreement, such tiered pricing levels shall be agreed (unless the Parties mutually agree to extend such period). In the event that no agreement has been reached by September 1st, 2009 then the commercial dispute resolution shall be applied as per Section 11.1 below. Once agreed such Service Fees shall be subject to the amendments to such fees provided for in this Article 4.

4.2	Adjustments to Year’s Pricing.

During any period following the first anniversary of this Agreement, the Service Fee and Support Fees shall be subject to adjustment in accordance with the following:

(a)	[***]. If [***]. To the extent that Service Fees have been previously adjusted pursuant to this Section 4.2(a) [***]. Such adjustment to the Service Fee shall be effective [***].

(b)	Support Fees, Conversion Fees and Rental Fees. On [***]. Such adjustment shall be effective as of [***].

(c)	The parties may at any time propose initiatives to reduce cost. If such initiative is agreed to by both parties, then the benefits of any such initiative will be applied first to enable the parties to recover any investment made to facilitate it, if any, and then shared between the parties in such proportions of the respective investments.

In connection with a Service Fee, Support Fee or rental adjustment pursuant to this Section 4.2, Schedule A and/or Schedule B shall be revised to reflect the updated [***]. At the request of Zogenix, Patheon shall provide documentation sufficient to demonstrate that such a fee adjustment is justified.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.3	Adjustments Due to Technical Changes.

Amendments to the Manufacturing Requirements requested by Zogenix [***]:

(a)	[***];

(b)	[***];

(c)	[***].

If [***].

The above provisions shall also apply if [***].

4.4	Multiple Packaging Formats.

If Zogenix requires Patheon to pack Product in a different format to that listed in the then current Schedule A, Patheon shall assess the cost of producing the new pack format, taking into account factors including but not limited to pack size, packaging design, artwork design, cost of Materials, packing run size, then present Zogenix with a quotation on the Service Fee for the new pack format. If Zogenix agrees to the Service Fee quotation for the new pack format, Schedule A shall be updated to include the quoted Service Fee for the new pack format.

4.5	Pricing Assumptions.

Both Parties agree that the Capacity of the Equipment and area within the Facility used to manufacture the Product and the resource required to achieve this level of output are critical assumptions for the calculation of pricing. The Service Fees for the Products will be based on the assumptions set out in Schedule A. In the event that these assumptions change, both parties will be entitled to assess the impact of such changes on the cost of manufacturing the Product and negotiate a fair adjustment to the Service Fees.

4.6	Taxes.

The Service Fees and Support Fees do not include sales, use, consumption or excise taxes of any taxing authority. The amount of such taxes, if any, will be added to the Service Fees and Support Fees in effect at the time of delivery and shall be reflected in the invoices submitted to Zogenix pursuant to this Agreement.

4.7	Tiered Pricing.

The Service Fee for the Product will vary depending on the quantity of Product ordered by Zogenix for delivery in a Year, as set out in Schedule A.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 5

ORDERS, DELIVERY, INVOICING, PAYMENT, MINIMUM VOLUMES, PRODUCT DEFICIENCIES

5.1	Market Outlook.

Zogenix acknowledges that for optimal production planning, Patheon requires an understanding of Zogenix’ strategic vision for the Products in the market and agrees, to the extent that such information (including, if any, Zogenix’ five-year market outlook studies) exists, to share such information with Patheon.

5.2	Orders and Forecasts.

Zogenix shall provide Patheon with the following:-

(a)	A written non-binding [***] ([***]) [***] forecast, broken down by month for [***] and [***], of the volume for each Product that Zogenix then anticipates will be required to be produced and delivered to Zogenix during that [***] ([***]) [***] period. The format of the non-binding [***] ([***]) [***] forecast will be as per the forecast model in Schedule E. Such non-binding forecast will be updated by Zogenix [***] on a rolling basis.

(b)	Prior to tiered pricing being agreed, Zogenix shall, on or before the fifteenth (15th) day of each calendar month, provide Firm Orders to Patheon for the Products to be produced and delivered to Zogenix for a period of not less than [***] ([***]) [***] from the first day of the calendar month immediately following the month that the Firm Order is submitted. Such Firm Orders submitted to Patheon shall specify the Zogenix purchase order number, order quantities by Product type, delivery date and any other elements necessary to ensure the timely production and delivery of the Products. The quantities of Products ordered via Firm Orders shall be binding on Zogenix and shall not be subject to reduction. Zogenix may request the cancellation of a Firm Order, but the acceptance of such cancellation shall be at the sole discretion of Patheon.

(c)	When tiered pricing has been agreed between the Parties, Zogenix shall, on or before the fifteenth (15th) day of each calendar month, provide firm written orders (“Firm Orders”) to Patheon for the Products to be produced and delivered to Zogenix for a period of not less than [***] ([***]) [***] from the first day of the calendar month immediately following the month that the Firm Order is submitted. Such Firm Orders submitted to Patheon shall specify the Zogenix purchase order number, order quantities by Product type, delivery date and any other elements necessary to ensure the timely production and delivery of the Products. The quantities of Products ordered via Firm Orders shall be binding on Zogenix and shall not be subject to reduction. Zogenix may request the cancellation of a Firm Order, but the acceptance of such cancellation shall be at the sole discretion of Patheon. For the avoidance of doubt, in the event that Firm Orders are cancelled by Zogenix and such cancellation is accepted by Patheon, then Patheon shall be entitled to charge Zogenix an amount equivalent to the unabsorbed fixed costs associated with the reduction in expected Firm Orders provided that Patheon uses reasonable commercial efforts to mitigate such costs. For the purposes of this paragraph 5.2(b), it will be considered that Patheon’s fixed costs are equal to [***] of the Service Fee that would have been payable had the cancelled Firm order been fulfilled.

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(d)	In the event Zogenix requires Manufacturing and Support Services for which a Support Fee is due as contemplated in Section 2.1 above, then Patheon shall provide Zogenix with a quotation which shall be agreed prior to such Manufacturing and Support Services being undertaken by Patheon and Zogenix shall provide Patheon with a purchase order for the same.

5.3	Reliance by Patheon.

(a)	Materials. For Materials where Patheon is responsible for purchase order placement, as set out in Schedule C, Zogenix understands and acknowledges that Patheon will rely on the Firm Orders submitted pursuant to Section 5.2(b) in ordering the Materials required to meet such Firm Orders. Patheon understands that Zogenix may request an increase to a Firm Order, pursuant to section 5.2(c), and as such agrees to maintain inventory sufficient to meet such potential changes. In addition, Zogenix understands that to ensure an orderly supply of Materials, to achieve economies of scale in the costs, or due to minimum and incremental order quantities imposed by suppliers, Zogenix may agree for Patheon to purchase Materials in sufficient volumes to meet the production demand for Products in excess of the requirements to fulfil Firm Orders. Accordingly, Zogenix may authorise Patheon from time to time to purchase Materials to satisfy such requirements. If Materials ordered by Patheon pursuant to Firm Orders or this Section 5.3 are not included in finished Products purchased by Zogenix within [***] after the forecasted month in respect of which such purchases have been made (or such longer period as the parties may agree), Zogenix shall pay to Patheon its costs thereof and, in the event such will receive credit for any costs of such Materials previously paid to Patheon by Zogenix.

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(b)	Staffing Levels.

(i)	Where the fee for rental of manufacturing space applies: When the forecast demand for the Product, as set out in Section 5.2(a), reaches a level where both Parties agree it is necessary for Patheon to recruit and train additional staff to move from Shift Pattern B to Shift Pattern C or from Shift Pattern C to Shift Pattern D in order to increase manufacturing Capacity for the Product, then [***].

(ii)	Where tiered pricing applies: When the forecast demand for the Product, as set out in paragraph 5.2(a), reaches a level where both Parties agree it is necessary for Patheon to recruit and train additional staff to move from Shift Pattern A to Shift Pattern B, from Shift Pattern B to Shift Pattern C or from Shift Pattern C to Shift Pattern D in order to increase manufacturing Capacity for the Product, then [***].

(iii)	Where Capacity is lower than expected: Where the Capacity is lower than anticipated (as per the Pricing Assumptions) [***].

5.4	Order Size.

Zogenix shall place Firm Orders for the Products in whole multiples of the Standard Batch Size. Zogenix acknowledges that to achieve the levels of Capacity set out in Schedule A, it will be necessary to manufacture Batches of Product in campaigns and wherever possible, Zogenix will place Firm Orders with delivery dates that enable Patheon to manufacture Product in accordance with the Minimum Campaign Size set out in Schedule A. Patheon, may be required to accept orders for Products below the Minimum Campaign Size.

5.5	Rental of Manufacturing Space.

Zogenix acknowledges that after establishing the infrastructure necessary to provide Manufacturing and Support Services for the Product, Patheon will incur significant fixed costs. Zogenix also acknowledges that there are opportunity costs for Patheon in dedicating a portion of its Facility exclusively to the manufacture of the Product. Therefore, the Parties hereby agree that, until such time as the tiered pricing referred to in Section 4.1 above has been agreed between the Parties, Zogenix shall pay to Patheon a rental cost for the area of the Facility required for Manufacturing of GBP 283,333 per calendar month, payable as set out in Section 5.9, in consideration of the undertakings and in accordance with the specific terms set out in Schedule A attached hereto.

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5.6	Delivery.

(a)	INCOTERMS. Delivery of Products or Materials shall be made EXW the Facility unless otherwise mutually agreed. Such title as Patheon has in Products or Materials and risk of loss or of damage to Products or Materials shall remain with Patheon until Products or Materials are loaded onto the carrier’s vehicle by Patheon for shipment at the Facility at which time title and risk of loss or damage shall transfer to Zogenix. Patheon shall, in accordance with Zogenix’ instructions and as agent for Zogenix, use / hire the Zogenix-selected freight carrier to ship Products or Materials.

(b)	Volume Variance. Patheon shall make commercially reasonable efforts to ensure that the quantity of Products delivered by Patheon against a Firm Order is [***] of the quantity indicated on the Firm Order. Patheon will notify Zogenix, in writing or by e-mail, of potential variances that exceed [***]. The Parties will work together to determine how to handle any variance outside of the [***].

In addition, Patheon shall use reasonable commercial efforts to provide that, at the date of final release by Patheon, Product supplied to Zogenix shall have a minimum residual shelf life of not less than [***] less than the shelf life of the Product.

(c)	Timing. Patheon will use commercially reasonable efforts and industry standards to provide the facilities, staff and expertise necessary to manufacture and supply Products as set forth in a Firm Order and in accordance with the terms of this Agreement. Patheon shall use reasonable commercial efforts to ship all Product by the date and in the quantities specified in the applicable Firm Order. Patheon will notify Zogenix, in writing or by e-mail, of potential delivery delays as soon as is reasonably possible.

5.7	Invoices and Payment for Service Fees.

Patheon shall ensure that each invoice is complete, accurate and conforms to the requirements of this Agreement (including carrying out detailed checks of each invoice before sending the invoice to Zogenix and any checks required by regulatory or government authorities). Patheon will maintain complete and accurate records of, and supporting documentation for, the amounts invoiced to and payments made by Zogenix hereunder in accordance with generally accepted accounting principles applied on a consistent basis. At Zogenix’ request Patheon will provide Zogenix such other documentation and information with respect to an invoice as is reasonably requested by Zogenix to verify the accuracy of the invoice and its compliance with this Agreement.

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Patheon shall invoice Zogenix the Service Fee for the Product upon the satisfactory completion of Batch review by Patheon’s quality assurance department. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, Product numbers, names and quantities, the Service Fee per Finished Pack and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and/or by post or courier to P.O. Box 910687, San Diego, CA 92191, USA. Payment of all such invoices shall be made by Zogenix within [***] calendar days from the date of invoice.

5.8	Invoices and Payment for Support Fees.

Unless otherwise specified in Schedule B, Patheon shall invoice Support Fees to Zogenix upon completion of the activity that such Support Fees relate to. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, a description of the activity for which the Support Fee is payable, and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and/or by post or courier to P.O. Box 910687, San Diego, CA 92191, USA. Payment of all such invoices shall be made by Zogenix within [***] calendar days from the date of invoice.

5.9	Invoices and Payment for Rental of Manufacturing Space.

For each month that the rental fee is payable by Zogenix pursuant to Section 5.5, Patheon shall invoice Zogenix in advance for the upcoming month and each such invoice shall be payable within [***] days of receipt by Zogenix. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, state the month that the rental fee covers and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and by post or courier to P.O. Box 910687, San Diego, CA 92191, USA. Payment of all such invoices shall be made by Zogenix by the end of the month named in the invoice.

5.10	Product Deficiencies.

(a) Inspection. Zogenix shall inspect the Products manufactured by Patheon upon receipt thereof and, within [***] calendar days, shall give Patheon written notice (a “Deficiency Notice”) of all claims for Products that have not been manufactured according to the Manufacturing Requirements. Should Zogenix fail to provide Patheon with written notice of its acceptance or rejection within [***] calendar days of receipt of a delivery of Products, then the delivery shall be deemed to have been accepted by Zogenix on the [***] day after delivery. Except as set out in Section 6.2 or for other deficiencies which could not have been reasonably discovered by means available to Zogenix at the time of acceptance, Patheon shall have no liability for any Product that does not meet the Manufacturing Requirements if Patheon has not received notice within such [***] calendar day period.

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(b) Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon shall have [***] business days to advise Zogenix by notice in writing that it disagrees with the contents of such Deficiency Notice. If Zogenix and Patheon fail to agree within [***] business days after Patheon’s notice to Zogenix as to whether any Products identified in the Deficiency Notice deviate from the Manufacturing Requirements, then the parties shall mutually select an independent third party to evaluate if the Products deviate from the Manufacturing Requirements. Such evaluation shall be binding on the parties, and if such evaluation certifies that any Products deviate from the Manufacturing Requirements due to Patheon’s acts or omissions constituting a material breach of this Agreement, Zogenix may reject those Products in the manner contemplated by Section 5.10(c) and Patheon shall be responsible for the payment for the work performed by the independent third party. In addition, at Zogenix’ request, Patheon shall manufacture a replacement batch of Product at no additional cost to Zogenix and will be liable to Zogenix in amounts not to exceed the limits in Section 9.2(a). If such evaluation does not so certify in respect of any such Products, then Zogenix shall be deemed to have accepted delivery of such Products on the fortieth day after delivery and Zogenix shall be responsible for payment for the services provided by the independent third party. For any Product rejected by Zogenix, whether the rejection is accepted by Patheon or is found not to conform by the independent third party due to Patheon’s acts or omissions constituting a material breach of this Agreement, Patheon shall be responsible for all reasonable direct costs relating to return or destruction of the rejected Product subject to the limitations set out herein.

(c) Product rejection during manufacturing. In the event that deficiencies are identified during the manufacturing process and prior to approval, the Parties agree that: (i) where the deficiency is due to Patheon’s breach of its obligations hereunder then Patheon shall reimburse Zogenix for any Materials lost subject to the limitations set out in this Agreement; or (ii) where such deficiency is not due to Patheon’s breach of any of its obligations hereunder then Zogenix shall pay Patheon the applicable Service Fee less any unused Materials. For the avoidance of doubt, no Service Fee will be chargeable if the rejection occurs at a point where Patheon can recommence the manufacture of the batch of Product without any appreciable loss of Capacity.

(d) Product rejection after receipt by Zogenix. Subject to the provisions of Sections 5.10(a) and 9.2(b), Zogenix has the right to reject and return, at the expense of Patheon, any portion of any shipment of Products that deviates from the Manufacturing Requirements, without invalidating any remainder of such shipment, to the extent that such deviation arises from Patheon’s negligent or intentional failure to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements.

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ARTICLE 6

CO-OPERATION

6.1	Joint Steering Committee.

The Parties shall establish a steering committee, with an equal number of representatives from each of Patheon and Zogenix (the “Steering Committee”). Both Parties will ensure that their representatives attend regular meetings of the committee and report matters relevant to the performance of this Agreement. The meetings will be chaired by a representative of the Parties; until the end of the first complete calendar year the chairperson will be nominated by Zogenix, the chairperson for the following calendar year will be nominated by Patheon and the chair will continue to alternate in this way on a calendar-annual basis. Minutes of the committee’s meetings, to be signed by both Parties, will be circulated to both Parties.

The steering committee will perform the following functions:-

(a)	considering revisions to the Specification and the impact of those revisions upon yields, Capacity, costs and other terms of this Agreement;

(b)	reviewing service levels and the performance of both parties;

(c)	arranging once every three (3) years, a detailed risk analysis of the operation required by this Agreement, agreeing actions to be taken as a result of that analysis and monitoring the implementation of those actions and reviewing the terms of this Agreement;

(d)	Capacity and contingency planning, investing in increasing Capacity and revisions to the Capacity;

(e)	reviewing the Schedules of this Agreement where relevant;

(f)	such other major functions as the parties jointly agree to assign to it; and

(g)	Review the recommendations of the project co-ordinator (who will be a Patheon employee and be responsible for the day-to-day management of the Agreement and the co-ordination of any issues arising between the Parties).

The Steering Committee may issue recommendations (especially in technical and pharmaceutical matters) to the parties but cannot bind either party to a legal commitment. However, each Party will reasonably co-operate with the other in implementing the findings of the Steering Committee, to the extent that such implementation is necessary to give effect to this Agreement and does not unfairly and materially prejudice the interests of that Party. The relevant decisions are to be taken by the Party concerned and shall only be deemed to bind that Party if confirmed in a written note signed by that Party.

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6.2	Product Recalls.

In the event Zogenix believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to Product (a “Recall”), Zogenix shall make all decisions as to such Recall and Patheon shall cooperate with Zogenix in any Recall.

To the extent that a Product recall results from, or arises out of, a failure by Patheon to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements, such recall shall be made, subject to the limitations as set forth in Section 9.3, at Patheon’s sole cost and expense, and Patheon shall use commercially reasonable efforts to replace the recalled Products with new Products within [***] days from the date that Zogenix definitively notifies Patheon about the recalled Products, contingent upon the receipt or availability of Materials. In the event that Patheon is unable to replace the recalled Products within this [***] period (except where such inability results from a failure to receive the required Materials), then Zogenix may request Patheon to reimburse Zogenix for the price that Zogenix paid to Patheon for manufacturing the affected Products. In all other circumstances, recalls or other corrective actions shall be made at Zogenix’s cost and expense.

6.3	Governmental Agencies.

Each party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting MA for the Products, regarding such Products if in the opinion of that party’s counsel, such communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation; provided, however, that unless in the reasonable opinion of its counsel there is a legal prohibition against doing so, such party shall permit the other party to accompany and take part in any communications with the agency, and to receive copies of all such communications from the agency, subject to redaction of any trade secrets not disclosable. Patheon shall inform Zogenix of any inspection of its facility by the FDA.

6.4	Records and Accounting by Patheon.

Patheon shall keep financial records as are necessary to comply with regulatory requirements applicable to Patheon. Copies of such records shall be retained for a period of time as required by law.

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6.5	Access, Person in Plant.

(a) Access. Patheon shall provide Zogenix with reasonable access at mutually agreeable times to areas of the Facility involved in the manufacture, storage or control of the Product or Materials, subject to Sections 2.1(g) and (n).

(b) Person in Plant. In addition to the access provided for in Section 6.1(a), Patheon shall permit one Zogenix employee to be permanently located within the Facility during the term of the Agreement ( the “PIP”). Patheon will provide the PIP with reasonable office space within the Facility and the PIP shall have access to such office space during regular working hours throughout the term of the Agreement. The PIP shall comply with any and all confidentiality, security, safety, quality or similar guidelines that apply to persons present in the Facility and that are communicated by Patheon. The cost of this provision is included in the rental fee.

6.6	Subordination and Waiver Agreement.

Patheon will agree to execute a Subordination and Waiver Agreement with Zogenix and GE Capital Corporation (“GE”) (and any other lender to Zogenix) in a form reasonably agreeable to Patheon with respect to specified Zogenix assets used in the performance of services under this Agreement.

6.7	Relationship Manager.

Each Party shall forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers shall meet whenever necessary and appropriate to review the current status of the business relationship and manage any issues that have arisen, including costs.

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ARTICLE 7

TERM AND TERMINATION

7.1	Term.

This Agreement shall become effective as of the Effective Date and shall continue for a period of five (5) years from such date (the “Initial Term”), unless terminated earlier by one of the Parties as provided herein. Either Party may terminate this Agreement by serving no less than [***] months written notice to the other. The Parties may mutually agree in writing to renew the Agreement for additional terms prior to the expiration of the Initial Term or the then current term.

7.2	Termination for Cause.

(a) Either party at its sole option may terminate this Agreement upon written notice in circumstances where the other party has failed to remedy a material breach of any of its representations, warranties or other obligations under this Agreement within [***] calendar days following receipt of a written notice (the “Remediation Period”) of said breach that expressly states that it is a notice under this Section 7.2(a) (a “Breach Notice”). The aggrieved party’s right to terminate this Agreement pursuant to this Section 7.2(a) may only be exercised for a period of [***] calendar days following the expiry of the Remediation Period (in circumstances where the breach has not been remedied) and if the termination right is not exercised during this period then the aggrieved party shall be deemed to have waived the breach of the representation, warranty or obligation described in the Breach Notice.

(b) Either party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other party in the event that:

(i)	the other party is declared insolvent or bankrupt by a court of competent jurisdiction;

(ii)	a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other party; or

(iii)	this Agreement is assigned by such other party for the benefit of creditors.

(c) Patheon may terminate this Agreement on [***] months’ prior written notice if the Zogenix assigns pursuant to Section 12.5 any of its rights under this Agreement to an assignee that, in the opinion of Patheon acting reasonably, is:

(i)	[***]; or

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(ii)	[***]; or

(iii)	[***].

7.3	Obligations on Termination.

If this Agreement expires or is terminated in whole or in part as per 7.2 or as defined in this Agreement, then (in addition to any other remedies Patheon may have in the event of default by Zogenix):-

(a)	Zogenix shall take delivery of and pay for all undelivered Products that are manufactured and/or packaged pursuant to a Firm Order, at the price in effect at the time the Firm Order was placed;

(b)	Zogenix shall purchase, at Patheon’s cost, the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.3 prior to notice of termination being given;

(c)	Zogenix shall satisfy the purchase price payable pursuant to Patheon’s orders with suppliers of Materials, provided such orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.3; and

(d)	Zogenix shall pay to Patheon removal and Make Good Costs associated with the removal of any of its Equipment from the Facility. For the avoidance of doubt, the Make Good Costs shall be limited to a maximum financial contribution of [***] all as evidenced by appropriate documentation provided by Patheon; and

(e)	Patheon shall return to Zogenix or dispose of all unused Materials (with shipping, disposal and related expenses, if any, to be borne by Zogenix); and

(f)	Except where termination of the Agreement is a result of an unremediated breach by Zogenix, Patheon will provide exit services necessary to support the manufacture of Product up until such time as commercial production capability has been established in an alternative location. Zogenix will pay Patheon for the services rendered, including but not limited to production and technology transfer support, charged at rates determined in good faith between the parties; and

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(g)	Where termination of the Agreement is a result of an unremediated breach by Zogenix, Patheon shall cease all Manufacturing and Support Services, except those quality and other activities that must by applicable law be continued; and

(h)	[***].

(i)	In addition, but only in the event of either: [***].

Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have under this Agreement. For greater certainty, termination of this Agreement for any reason shall not affect the obligations and responsibilities of the parties pursuant to Article 9, all of which survive any termination. In addition thereto and for the avoidance of doubt, in the event that Zogenix reasonably believes that Patheon does not intend to fulfil its obligations hereunder and intends to terminate the Agreement contrary to the provisions herein for no legal or equitable reason then, in the case of such anticipatory breach, the parties agree that, in addition to the other remedies available herein, Zogenix reserves the right to equitable relief and to apply to the applicable court for an order for such specific performance or such other injunctive relief as may be available in equity in order to prevent irreparable harm being inflicted upon Zogenix and to ensure Patheon’s continued performance hereunder and, furthermore, Patheon shall not unreasonably challenge such application or order obtained thereunder.

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ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1	Authority.

Each party covenants, represents and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

8.2	Covenants, Representations and Warranties.

Zogenix covenants, represents and warrants that:

(a) the Specifications for each of the Product(s) are its property and that Zogenix may lawfully disclose the Specifications to Patheon;

(b) any Intellectual Property utilised by Patheon in connection with the provision of the Manufacturing and Support Services according to the Specifications

(i)	is Zogenix’ unencumbered property,

(ii)	may be lawfully used as directed by Zogenix, and

(iii)	such use does not infringe and will not infringe any Third Party Rights;

(c) the provision of the Manufacturing and Support Services by Patheon in respect of any Product pursuant to this Agreement or use or other disposition of any Product by Patheon as may be required to perform its obligations under this Agreement does not and will not infringe any Third Party Rights;

(d) there are no actions or other legal proceedings, the subject of which is the infringement of Third Party Rights related to any of the Specifications, or any of the Materials, or the sale, use or other disposition of any Product made in accordance with the Specifications;

(e) the Specifications for all Products conforms to all applicable cGMPs, laws and regulations; and

(f) the Products, if labelled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs:

(i)	may be lawfully sold and distributed in the Territory,

(ii)	will be fit for the purpose intended, and

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(iii)	will be safe for human consumption.

8.3	Permits.

(a) Zogenix shall be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

(b) Patheon shall maintain all licenses, permits, and approvals required by all applicable governmental entities and under all applicable Laws for its manufacturing facilities and the performance of its obligations hereunder.

8.4	Compliance with Laws.

Each party, in connection with its performance under this Agreement, shall comply with all applicable laws, rules, regulations and orders.

8.5	Patheon Representations, Covenants and Limited Warranty.

Patheon covenants, represents and warrants that:

(a)	all Products manufactured, packaged and tested by it hereinafter shall comply with cGMPs, Manufacturing Requirements, the MA and Specifications; and

(b)	all Products delivered by it to Zogenix shall not be “adulterated” as that term is defined in the FDC Act and other applicable laws; and

(c)	Patheon shall be responsible for obtaining and shall obtain all necessary environmental or other licenses, certificates, approvals or permits required under applicable law and any private permissions, whether original documents or modifications to existing documents, which are necessary to manufacture the Product at the Facility and shall provide copies thereof to Zogenix upon request by Zogenix. Patheon shall provide Zogenix with immediate verbal notice, confirmed in writing within twenty-four (24) hours, in the event of revocation or modifications of any license, certificate, approval or permit, or in regard to any other event or regulatory action or involvement, such as an order or notice, which in any way impacts upon Patheon’s ability to manufacture and deliver the Product or use of the Facility.

(d)	as of the date hereof: (i) Patheon is, and during the term of this Agreement Patheon shall continue to be, in full compliance with applicable law; and (ii) Patheon holds all licenses, permits, registrations and similar governmental authorizations necessary or required for Patheon to conduct its operations and business and is in compliance with all such licenses, permits, registrations and authorizations; and

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(e)	No receiver, administrative receiver or administrator has been appointed nor any notice given, petition presented or order made for the appointment of any such person over the whole or any part of the assets or undertaking of Patheon; and

(f)	No petition has been presented, no order has been made and no resolution has been passed for the winding up of Patheon or for the appointment of a liquidator or provisional liquidator of Patheon; and

(g)	No voluntary arrangement has been proposed or is in force under the Insolvency Act 1986 Section 1 in respect of Patheon; and

(h)	No unsatisfied judgment is outstanding against Patheon and no demand has been served on the Company under the Insolvency Act 1986 Section 123(1)(a); and

(i)	There are not pending or in existence any investigations or inquiries by or on behalf of any governmental or other body in respect of the affairs of Patheon; and

(j)	None of the activities or contracts or rights of Patheon is ultra vires, unauthorised, invalid or unenforceable or in breach of any contract or covenant; and

(k)	Patheon is empowered and duly qualified to carry on business in all jurisdictions in which it now carries on business and is duly authorised to enter into this Agreement; and

(l)	it is the exclusive legal and beneficial owner or legitimate licensee of all rights, title and interest in any intellectual property it may use in order to fulfil its obligations hereunder and there are no liens, encumbrances or other charges over any of them; and

(m)	in the event that Patheon wishes to enter into any competitive arrangements during the Term hereof Patheon undertakes that, prior to the commencement of such activities, the relevant third party shall perform a full and reasonable investigation into any potential conflicts relating to the prior art of Zogenix and provide Patheon with evidence of the same. In the event that there is evidence of a conflict then Patheon agrees not to enter into a manufacturing agreement with such third party.

PATHEON MAKES NO OTHER WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY.

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ARTICLE 9

REMEDIES AND INDEMNITIES

9.1	Consequential Damages.

Under no circumstances whatsoever shall either party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any (direct or indirect) loss of profits, of production, of anticipated savings, of business or goodwill or for any liability, damage, costs or expense of any kind incurred by the other party of an indirect or consequential nature.

9.2	Limitation of Liability.

(a) Materials. Patheon shall not be responsible for any loss or damage to the Materials paid for by Zogenix, as set out in Schedule C, except for any loss or damage resulting from Patheon’s negligence in handling or storage of the Materials or any act or omission by Patheon in the manufacture of the Product not in compliance with cGMPs or the Manufacturing Requirements. Patheon shall reimburse Zogenix for the cost of such Materials used in any Batch not found to meet Specifications after manufacture pursuant to resolution under Section 5.9(b), or where it agrees that its acts or omission in the manufacture caused the failure of the Product not to conform, or any lost or damaged Materials resulting from Patheon’s negligence in handling or storage of the Materials, up to an amount not to exceed [***].

However, notwithstanding the aforementioned, if Patheon loses or damages Zogenix Materials whilst such Materials are being stored (either in their raw form or in finished Product form) then, provided such loss is recoverable under Patheon’s insurance policy and not subject to any “all risks” exclusions, and, more specifically, such Materials were not lost or damaged due to an error or errors in processing or manufacturing of Zogenix’ Product or Materials while being worked upon (such losses being specifically limited in the above paragraph and not applicable, howsoever caused, herein unless loss or damage from a peril insured herein ensues and then this policy shall cover for such ensuing loss or damage) then Patheon shall reimburse Zogenix for the loss of such Materials up to the amount recoverable from its insurer provided, however, that Zogenix agrees and understands that Patheon shall only insure Zogenix Materials up to the values recommended and provided to Patheon by Zogenix. For the avoidance of doubt, in the event any such losses are unrecoverable due to the under-estimation of such values, then Patheon shall not be liable for such unrecoverable losses. Any payment made hereunder shall further be subject to any deductible amounts applied by the insurer. For the avoidance of doubt the coverage rate for property is [***]. For the first Year of the Agreement Zogenix have stated that, at any given time, there will be no more that [***] of Product and Materials stored at Patheon’s Facility (the insurance premium, payable by Zogenix, is [***]. This limit shall be reviewed and agreed each year of the Agreement by the Parties and confirmed in writing separately.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 31 - -

(b) Products. Except in circumstances where Patheon has failed to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements, or except as provided in Sections 9.3 or 9.2, Patheon shall not be liable nor have any responsibility for any deficiencies in, or other liabilities associated with, any Product manufactured by it, including, without limitation, any deficiencies with respect to the Specifications, the safety, efficacy or marketability of the Products or any distribution thereof.

(c) Nothing in this Agreement is intended to limit either party’s liability for claims for losses relating to death or bodily injury or resulting from the fraudulent misrepresentation of a party.

9.3	Patheon.

Subject to Sections 9.1 and 9.2, Patheon agrees to defend, indemnify and hold Zogenix, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (“Claim(s)”) resulting from, or relating to any Claim for damages or losses or property damage to the extent that such loss, injury or damage is the result of a failure by Patheon to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements or in breach of the warranties made herein. Such indemnity shall be limited to an amount not to exceed [***]. For avoidance of doubt, the limits on Patheon’s liability shall not be cumulative over the Term of the Agreement.

In the event of a Claim, Zogenix shall:

(a)	promptly notify Patheon of any such claim;

(b)	use commercially reasonable efforts to mitigate the effects of such claim;

(c)	reasonably cooperate with Patheon in the defence of such claim;

(d)	permit Patheon to control the defence and settlement of such claim, all at Patheon’s cost and expense.

9.4	Zogenix.

Subject to Sections 9.1 and 9.2, Zogenix agrees to defend, indemnify and hold Patheon, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties resulting from, or relating to any claim of infringement or alleged infringement of any Third Party Rights in respect of the Products, and any claim of bodily injury or property damage to the extent that such injury or damage is the result of a breach of this Agreement by Zogenix, including, without limitation, any representation or warranty contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees or agents.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 32 - -

In the event of a claim, Patheon shall:

(a)	promptly notify Zogenix of any such claims;

(b)	use commercially reasonable efforts to mitigate the effects of such claim;

(c)	reasonably cooperate with Zogenix in the defence of such claim;

(d)	permit Zogenix to control the defence and settlement of such claim, all at Zogenix’ cost and expense.

- - 33 - -

ARTICLE 10

CONFIDENTIALITY

10.1	Confidentiality.

The Parties agree that they are governed by the provisions of the Confidentiality Agreement, which agreement remains in effect in accordance with its terms.

10.2	Confidential Information

Except as expressly provided, the Parties agree that, for the Term and [***] years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 34 - -

ARTICLE 11

DISPUTE RESOLUTION

11.1	Commercial Disputes.

In the event of any dispute arising out of or in connection with this Agreement (other than a dispute determined in accordance with Section 5.9(b) or a Technical Dispute), the parties shall first try to solve it amicably. In this regard, any party may send a notice of dispute to the other, and each party shall appoint, within ten (10) Business Days from receipt of such notice of dispute, a single representative having full power and authority to solve the dispute. The representatives so designated shall meet as necessary in order to solve such dispute. If these representatives fail to solve the matter within one month from their appointment, or if a party fails to appoint a representative within the ten (10) Business Days period set forth above, such dispute shall immediately be referred to the Chief Operating Officer or Executive Vice President, Operations (or such other officer as they may designate) of Patheon and the President and Chief Executive Officer of Zogenix who will meet and discuss as necessary in order to try to solve the dispute amicably. Should the parties fail to reach a resolution under this Section 11.1, their dispute will be settled in accordance with Section 12.14.

11.2	Technical Dispute Resolution.

In the event of a dispute (other than disputes in relation to the matters set out in Sections 5.8(b) and 11.1) between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage or other activities under this Agreement (a “Technical Dispute”), the parties shall follow the process for conflict resolution set out in the Quality Agreement. In the event that the parties cannot agree whether a dispute is a Technical Dispute, Section 11.1 shall prevail.

- - 35 - -

ARTICLE 12

MISCELLANEOUS

12.1	Intellectual Property.

Zogenix and Patheon hereby acknowledge that neither party has, nor shall it acquire, any interest in any of the other party’s Intellectual Property or Improvements thereto unless otherwise expressly agreed to in writing. Each party agrees not to use any Intellectual Property of the other party, except as specifically authorised by the other party or as required for the performance of its obligations under this Agreement.

Improvements to any and all aspects of the technology solely applicable to the manufacturing of the Product shall be wholly owned by Zogenix. Patheon shall own any manufacturing processes of a generic nature that it develops or any Improvements to any pre-owned Patheon intellectual property or know-how. However, in the event that Zogenix requires the use of any Patheon owned intellectual property, know-how or Improvements in order to manufacture the Product then Patheon shall grant a non-exclusive, royalty-free, worldwide license to Zogenix for use of the same solely in relation to the manufacturing, sale or distribution of the Product. For the avoidance of doubt nothing contained herein shall operate or is intended to provide one party with any rights over the Intellectual Property rights of the other party or any Improvements thereto unless explicitly stated herein.

12.2	Insurance.

Each party shall maintain commercial general liability insurance to include products liability coverage for bodily injury, which insurance shall afford limits of not less than GBP 2,500,000 for each occurrence (and in the aggregate only with respect to bodily injury liability) with a reputable insurance carrier. Each party will provide the other with a current certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide that the carrier will endeavour to provide a minimum of thirty (30) days’ written notice to the insured of a cancellation of, or material change in, the insurance.

12.3	Independent Contractors.

The parties are independent contractors and this Agreement shall not be construed to create between Patheon and Zogenix any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners or any similar relationship, the existence of which is expressly denied by the parties hereto.

12.4	No Waiver.

Except as provided by Section 7.2, either party’s failure to require the other party to comply with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

- - 36 - -

12.5	Assignment.

Patheon may assign this Agreement or any of its rights or obligations hereunder with the prior written consent of Zogenix, such consent to be given provided that the assignee covenants in writing with Zogenix to be bound by the terms of this Agreement. Subject to Section 7.3(c), Zogenix may assign this Agreement or any of its rights or obligations hereunder without approval from Patheon; provided, however, that Zogenix shall give prior written notice of any assignment to Patheon and any assignee shall covenant in writing with Patheon to be bound by the terms of this Agreement. Notwithstanding the foregoing provisions of this Section 12.5, either Party may assign this Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business, provided that such assignee executes an agreement with the non-assigning party hereto whereby it agrees to be bound hereunder.

12.6	Force Majeure.

Non-performance by either party hereto shall be excused to the extent that performance is rendered impossible by strike, lock out or labour disturbance, fire, explosion, flood, acts of God, terrorism, war or civil commotion, governmental acts or orders or restrictions, public utilities or common carriers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the non-performing party. Such non-performing party shall exercise best efforts to eliminate the force majeure event and to resume performance of its affected obligations as soon as practicable. In the event that, as a result of such force majeure event, a party does not perform all of its obligations hereunder for any period of [***] consecutive days, in addition to any other rights hereunder, the other party may terminate this Agreement on [***] days prior written notice to the non-performing party. A party claiming a right to excused performance under this Section 12.6 shall immediately notify the other party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance. Neither party shall be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement.

12.7	Additional Product.

Additional products may be added to this Agreement and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum hereto.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 37 - -

12.8	Notices.

All communications and other notices under this Agreement shall be in writing and shall be considered as duly given if sent by fax and confirmed by registered letter sent within two (2) Business Days following the date of the fax to the Parties at the following addresses (or at any other address which the parties shall have indicated giving notice thereof in the ways set forth above):

a)	as to Zogenix, to:

Zogenix, Inc.

Attention: Chief Financial Officer

12671 High Bluff Drive, Suite 200

San Diego

California, 92130

U.S.A.

Tel. No.:        +1 858 436 8594

Fax No.:         +1 858 259 1166

b)	as to Patheon, to:

Patheon UK Limited.

Attention: Executive Director and General Manager

Kingfisher Drive

Covingham

Swindon

Wiltshire SN3 5BZ

England

Tel. No.:        + 44 (0) 1793-524-411

Fax No.:         + 44 (0) 1793-487-053

All the communications and other notices under this Agreement which have been delivered in person or which have been transmitted by fax and confirmed by registered letter sent within 2 (two) working days following the date of the fax, shall be considered as received by the addressee respectively upon the third Business day subsequent to that of the date of the fax.

12.9	Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

12.10	Entire Agreement.

Upon the Effective Date this Agreement, together with the Quality Agreement and the Confidentiality Agreement, constitutes the full, complete, final and integrated agreement between the parties hereto relating to the subject matter hereof and, unless expressly stated otherwise in this Agreement, supersedes all previous written or oral negotiations, commitments, agreements, transactions or understandings with respect to the subject matter hereof including but not limited to the Binding Letter Agreement and the Occupancy Agreement. Any modification, amendment or supplement to this Agreement must be in writing and signed by authorised representatives of both parties. The Quality Agreement takes precedence over the Agreement on quality & regulatory issues, on all other matters the Agreement shall prevail.

- - 38 - -

12.11	No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement shall confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement. Pursuant to section 1(2) of the Contracts (Rights of Third Parties) Act 1999 the parties intend that no term of this Agreement may be enforced by a Third Party.

12.12	Execution.

This Agreement shall be executed in duplicate signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.13	Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of England and the parties hereby agree to the exclusive jurisdiction of the courts of England without giving effect to the conflict of laws principles thereof. The parties further expressly agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods (and any improvements or additions thereto) shall not apply to this Agreement.

12.14	Resolution.

In the event of any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the parties shall first try to settle their differences amicably via the Steering Committee. If the Joint Steering Committee cannot achieve resolution, then the matter will be referred to Patheon and Zogenix Senior Management. If Patheon and Zogenix Senior Management cannot achieve resolution, either party may seek to have such dispute resolved by a competent court as stated in Section 12.13.

12.15	Publicity of Agreement.

Neither party shall use the name of the other party in any publicity, advertising or in any written, verbal or any other form of public disclosure without the express written consent of the other party, including references to the existence of and the relationship created under this Agreement, except as required by law or regulation.

- - 39 - -

IN WITNESS WHEREOF, the duly authorised representatives of the parties have executed this Agreement as of the date first written above.

PATHEON UK LIMITED

By	/s/ Aldo Braca

Aldo Braca
President, Patheon Europe

Date

ZOGENIX, INC.

By	/s/ Roger Hawley

Roger Hawley
Chief Executive Officer

Date	Nov. 6, 2008

- - 40 - -

SCHEDULE A

PRODUCTS, SERVICE FEES, PRICING ASSUMPTIONS, RENTAL FEES

Products

The Products covered under this Agreement are as follows:

Description		Finished Pack
1.	DosePro™ Sumatriptan 6mg/0.5mL (Trade)	6 Units per carton
2.	DosePro™ Sumatriptan 6mg/0.5mL (Sample)	4 Units per carton
3.	DosePro™ Sodium Chloride 0.9% Solution	6 Units per carton
4.	DosePro™ Unfilled Assembled Devices	N/A

Service Fee

The Parties agree that, once the Pricing Assumptions below have been reasonably confirmed (or varied by mutual agreement, as the case may be) then a tiered pricing schedule shall be confirmed and agreed in writing between the parties substantially in the form as set out immediately below. The prices stated below are for initial purposes only and are reduced to reflect the additional revenue received from the rental fee set out in Section 5.5 of the Agreement and are subject to change accordingly. For the avoidance of doubt, Service Fees applicable to tiered pricing after cessation of the rental fee will be higher than that stated below.

Unit = One DosePro™ device.

Conversion Fee = The Service Fee less the cost of Materials purchased by Patheon.

The Service Fee for the first [***] Units ordered for delivery in a Year is as follows (individual Material costs are set out in Table A-2 below but the costs of certain Materials are to be confirmed and the Parties will update Table A-2 as soon as actual costs are confirmed by the relevant third party supplier):-

Product	Conversion Fee per Unit	Conversion Fee per Finished Pack	Estimated Cost of Materials per Finished Pack	Service Fee per Finished Pack
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 41 - -

The Service Fee for the [***] to the [***] Unit ordered for delivery in a Year is as follows:

Product	Conversion Fee per Unit	Conversion Fee per Finished Pack	Estimated Cost of Materials per Finished Pack	Service Fee per Finished Pack
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]

Pricing Assumptions

Patheon has based the Service Fee for the Product on the following assumptions (the “Pricing Assumptions”):

A.	[***].

B.	[***].

C.	[***].

D.	[***].

E.	[***].

F.	[***].

G.	[***].

H.	[***].

I.	[***].

J.	[***].

K.	[***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 42 - -

Standard Batch Size

The Standard Batch Size for the Product is the expected yield from the current validated Batch size (expressed in Units) after secondary packaging from a standard Batch of bulk Product, taking into account normal production losses and routine sampling for in process controls, finished product testing and retain samples. For the purposes of calculating theoretical Capacity, a Standard Batch Size for the Product has been assumed for Table A-1. For the avoidance of doubt, the Standard Batch Size shown in Table A-1 may vary from the current validated Batch size, as process optimisation will be required in order to increase the annual Capacity for the Product to the levels set out in Table A-1. For the purposes of ordering and forecasting under Section 5.2, the Standard Batch Size shall be the current validated Batch size, as updated and agreed in writing by the Parties from time to time.

Minimum Campaign Size

The Minimum Campaign Size for the Product is the minimum number of Product Batches that will be run consecutively before critical equipment and area cleaning activities must be performed. The Minimum Campaign Size for the Product is dependent on the shift pattern being utilised and set out in Table A-1. Process optimisation will be required in order to increase the annual Capacity for the Product to the levels set out in Table A-1.

- - 43 - -

TABLE A-1

Shift Pattern	Annual Capacity (Units)	Bulk Batch Size (L)	Standard Batch Size (Units)	Minimum Campaign Size (Batches)	Batches per week
A	[***]	[***]	[***]	[***]	[***]
B	[***]	[***]	[***]	[***]	[***]
C	[***]	[***]	[***]	[***]	[***]
D	[***]	[***]	[***]	[***]	[***]

Shift Pattern A

[***]

Shift Pattern B

[***]

Shift Pattern C

[***]

Shift Pattern D

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 44 - -

TABLE A-2

MATERIALS COST

DosePro™ Sumatriptan 6mg/0.5mL (Trade) x 6’s

DosePro™ Sodium Chloride 0.9% Solution x 6’s

Code	Description	Quantity	UOM	Unit Cost	UOM		Bach Cost
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				Materials Cost per Batch			[***]
Packed Yield	[***]			Materials Cost per Pack			[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 45 - -

MATERIALS COST

DosePro™ Sumatriptan 6mg/0.5mL (Sample) x 4’s

Code	Description	Quantity	UOM	Unit Cost	UOM		Bach Cost
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]
				Materials Cost per Batch			[***]
Packed Yield	[***]			Materials Cost per Pack			[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 46 - -

SCHEDULE B

SUPPORT FEES

The charges and fees set out below shall apply as and when indicated for the related services. For the avoidance of doubt Zogenix shall be informed of and agree in writing to any such charges being made and issue a purchase order prior to them being incurred by Patheon.

Stability Testing Fees

Where Patheon is required to perform stability testing over and above the Annual Stability Commitment, Patheon will charge Zogenix [***] per test point and per storage condition on said Batch. If stability samples are placed on stability storage at the Facility, this fee includes the cost of storing the stability samples. In the event that the stability samples are placed on stability storage at the facility of a third party, then the costs of such storage shall be invoiced by Patheon to Zogenix at Patheon’s direct cost.

For the avoidance of doubt, a test point shall be considered any stability testing performed at a discrete point in time subsequent to release testing for a Batch, such test points to be defined in the stability protocol provided by Zogenix. A storage condition shall be considered any unique combination of storage requirements including but not limited to temperature, humidity, orientation of samples and packaging, with such storage conditions to be defined in the stability protocol provided by Zogenix.

Patheon shall calculate the total stability testing fee per Batch of product placed on stability based on the number of test points specified in the stability protocol provided by Zogenix and invoice Zogenix 50% of said fee once samples are placed in stability storage, with the balance of the stability fee to be invoiced upon completion of testing on the final stability test point for that Batch. The Client shall pay all such invoices within thirty days of the date thereof.

Maintenance of Regulatory Filings

Patheon will invoice Zogenix for regulatory activities requested by Zogenix for submission or maintenance of regulatory filings for the Product at the rates set out in the table below.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 47 - -

REGULATORY SUPPORT ACTIVITIES
Site Related

Activity	Definition	Fee
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
Product Related

Activity	Definition	Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Miscellaneous

Activity	Definition	Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Batch Record and Specification Update

Pursuant to Section 2.1(j), Patheon shall invoice the Client [***].

Product Quality Review

Where Patheon is requested by Zogenix to provide data over and above the PQR Data or where Patheon is requested by Zogenix to perform trending and critical analysis on the PQR Data, Patheon will invoice Zogenix at a rate of [***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 48 - -

Audit Support

Patheon’s fee for providing audit support where more than [***] per annum at the Facility is requested by the client, as set out in Section 2.1(g), [***].

Artwork Generation and Update

Patheon will invoice Zogenix for artwork generation and update services the fees set out in the table below.

	Generation /Update Fee	Fee per Colour
Carton	[***]	[***]
Label	[***]	[***]
Leaflet	[***]	[***]

For example, the fees for a three-colour carton would be:

[***]

If the items listed below are required for the carton, the following fees will apply:

[***]

Additional Sampling

Patheon will invoice additional samples to Zogenix at the agreed Service Fee for a Product or the direct cost for a Material. Patheon will also charge Zogenix an administration fee of [***].

Freight Charges

Any freight charges incurred by Patheon on behalf of Zogenix for the shipment of Product or Materials shall be invoiced by Patheon to Zogenix at [***]. For the avoidance of doubt, freight charges for the delivery of Materials to the Facility are included in the cost of Materials, which are included in the Service Fee and will not be invoiced separately to Zogenix by Patheon.

Additional Testing

Patheon’s fee to Zogenix for additional testing will be assessed on a case by case basis and will be dependent on the scope of work required by Zogenix.

- - 49 - -

Process Optimisation and Project Activities

Patheon’s fees for performing optimisation and project activities will be assessed on a case by case basis depending on the scope of work required and will be agreed between the Parties prior to such activities being commenced. For the avoidance of doubt, project activities include, by way of illustration and not limitation, initial validation and qualification activities and Product (and future product) development work but do not include work that can, by agreement between the Parties, be covered by the existing resources allocated to the Manufacturing Services.

- - 50 - -

SCHEDULE C

MATERIALS

Materials	Vendor Supply Agreement	MRP	Purchase Order Placement	Invoice Receipt	Invoice Payment	Setting Safety Stock Levels	Physical Stock Holding
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Z = The Client	P = Patheon	N/A = Not Applicable

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 51 - -

SCHEDULE D

EQUIPMENT

PREAMBLE

1.	All capitalised terms used in this Schedule (“Schedule D”) shall bear the same meaning as in the Agreement unless expressly stipulated otherwise herein.

2.	It is understood that Zogenix owns all Equipment listed herein and title, risk and ownership thereof remains either with Zogenix or with GE at all times as per the terms of the Deed signed between the Parties and GE.

3.	This Schedule D shall come into force when the Agreement is signed by both Parties.

4.	This Schedule D shall remain in full force and effect for the Term of the Agreement unless otherwise agreed between the Parties and, unless stipulated otherwise herein, the terms of the Agreement shall apply hereto.

Therefore the Parties agree the following terms in relation to the maintenance and repair of the Equipment:-

A. Patheon Responsibilities

A.1. Patheon shall be responsible for the day to day maintenance and operating of the Equipment and the management of the preventative maintenance thereof including managing the inventory and assuring availability of spare parts, change parts amd consumables. However, for the avoidance of doubt, Patheon shall not be liable for the cost of spares, additions, change parts or any other componentry required for the continued running or servicing of the Equipment such costs to be borne solely by Zogenix.

A.2. Patheon undertakes to use reasonable commercial efforts to maintain the Equipment in working order and such undertaking shall be considered discharged provided that Patheon has fulfilled the requirements of the preventative maintenance programme (“PPM”) which shall be agreed and amended by the Parties from time to time.

A.3. The Equipment shall be insured by Patheon for risks normally covered by Patheon’s third party property public liability insurance but shall be subject to the exclusions contained in Patheon’s “All Risks”) cover.

- - 52 - -

A.4. In the event any of the Equipment develops a fault or becomes unfit for purpose or incapable of use, Patheon shall, provided such actions shall not be contrary to any rights of any third parties under the Deed or otherwise breach any warranties, endeavour to remedy the fault as quickly as is reasonably possible. Zogenix shall provide necessary assistance to Patheon for the remediation thereof. In the event that additional work is required and, due to expediency, such work can be carried out successfully by Patheon and Patheon agrees to undertake such work then the cost thereof shall be charged to Zogenix and paid in accordance with the terms of the Agreement.

A.5. Patheon shall not be liable or responsible for any consequential damage including the loss of profits arising by reason of the Equipment being out of order from any cause.

A.6 Zogenix authorizes Patheon to effect repairs on Equipment, either by Patheon employees or contractors, and Patheon shall only permit repairs by those employees or contractors who have been agreed by Zogenix as qualified to perform such repairs. Patheon shall establish and maintain business relationships with contractors who are necessary to perform repairs which cannot be performed by Patheon employees. Patheon shall notify Zogenix in advance of performing major repairs; otherwise, within 48 hours of effecting the repair. The cost of repairs shall be borne by Zogenix. In addition, Patheon shall maintain records of all Equipment maintenance, repairs, and spares replacement as required by cGMP and agreed between the Parties. Furthermore, Zogenix authorizes Patheon to replace defective, damaged, worn-out, or non-functional components of Equipment as specified in a spare parts list and replacement instructions; such list to be agreed upon by the Steering Committee. Patheon shall procure such parts directly from suppliers or through Zogenix, as the case may be, and maintain an inventory of such parts as specified on the spare parts list; the cost of spare parts shall be borne by Zogenix.

B. Zogenix Responsibilities

B.1. Zogenix shall insure the Equipment at all times.

B.2. Zogenix shall pay for and provide all necessary spares.

B.3. [***].

B.4. In the event Zogenix require external contractors to be present at Patheon’s site for the purposes of repairing or assessing the Equipment, Zogenix undertakes to ensure that all such contractors are approved by Patheon prior to being given access to the Patheon site and adhere to all and any health and safety and environmental requirements whilst at Patheon.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 53 - -

B.5.	Zogenix shall be responsible and liable for any alterations and additions to the Equipment.

C. Planned Preventative Maintenance List

The Parties agree to develop and confirm a mutually agreeable planned preventative maintenance list and attach it hereto as soon as reasonably possible.

D. General

All terms and conditions of the Agreement are applicable to this Schedule D. In the event of any conflict between the terms herein and the Agreement then the terms of the Agreement shall prevail. For the avoidance of doubt, however, nothing explicit or implied within the Agreement shall be construed as stating that ownership, risk and title to the Equipment remains and vests at all times with either Zogenix or GE.

E. Equipment List

Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 54 - -

Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 55 - -

Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 56 - -

SCHEDULE E

FORECAST MODEL

Rental Fee Period: [***]

–	[***]
–	[***]
–	Expressed in Finished Packs
–	Forecast increments = Standard Batch Size converted into Finished Packs
–	For the pruposes of the models below it is assumed [***]

–	= Firm Order period

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 57 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 58 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Tiered Pricing: [***]

–	[***]
–	[***]
–	Expressed in Finished Packs
–	Forecast increments = Standard Batch Size converted into Finished Packs
–	[***]

–	= Firm Order period

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 59 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 60 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Rental Fee Period and Tiered Pricing: [***]

–	[***]
–	Expressed in Finished Packs
–	Order increments = Standard Batch Size converted into Finished Packs ([***])

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 61 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

- - 62 - -

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

As at [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

- - 63 - -

SCHEDULE F

SUPPLY CHAIN TELECONFERENCES AND INVENTORY REPORT

Both Parties agree to monthly supply chain teleconferences or face-to-face meetings. The purpose of these meetings is for:

(i)	Patheon to provide updates on near-term Finished Good delivery schedule and potential delays;

(ii)	Patheon to provide updates on issues that may impact mid-term deliveries and/or component requirements;

(iii)	Zogenix to provide an informal intra-quarterly demand update if changes are foreseen to the previously issued forecast;

(iv)	Review of existing Firm Orders and what needs to be committed to before the next meeting;

(v)	Both parties to discuss long range component requirements and challenges;

(vi)	Review of outstanding invoices;

(vii)	Miscellaneous new business.

INVENTORY REPORTS

For each Material supplied by Zogenix, as set out in Schedule C, Patheon shall provide to Zogenix, on a weekly basis, a report, in a format mutually agreed by the Parties, that includes the following information:

(a)	Starting inventory at the beginning of the weekly period detailing the Patheon SAP code number, Patheon lot number and supplier lot number and expiry;

(b)	A listing of Patheon SAP 101 and 102 transactions for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number;

(c)	The quantity of materials consumed by batches of Product, media fill simulations and non-commercial activities for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number;

(d)	The quantity of materials rejected for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number.

- - 64 - -